EXHIBIT 99.2

                                  SCHEDULE 1.11

                              LIST OF SHAREHOLDERS


Elizabeth de Lorenzi                    63,600 shares

Bruce T. Long                           15,000 shares

Hawley G. Hansen                         7,000 shares

Cynthia de Lorenzi                       7,000 shares

Faisal B. Abdullah                       5,000 shares

David Serdynski                          2,000 shares

George Court                               400 shares